Securian Funds Trust

Supplement dated August 16, 2012 to the Prospectus of Securian Funds Trust dated May 1, 2012

The text on page 19, under the caption “Advantus International Bond Fund: Management,” is replaced by the following:

Advantus International Bond Fund: Management

The Advantus International Bond Fund is advised by Advantus Capital Management, Inc. (Advantus Capital) and sub-advised by Franklin Advisers, Inc. (Franklin). The following individuals serve as the Fund’s primary portfolio managers:

Name and Title	Primary Manager Since
Michael J. Hasenstab Senior Vice President and Portfolio Manager, Franklin	January 1, 2008
Canyon Chan Senior Vice President and Portfolio Manager, Franklin Templeton Fixed Income Group	August 15, 2012

The text relating to Advantus International Bond on page 60, under the caption “Portfolio Managers,” is replaced by the following:

Portfolio Managers

Fund	Portfolio Manager and Title	Primary Portfolio Manager Since	Business Experience During Past Five Years
Advantus International Bond	Michael J. Hasenstab Senior Vice President and Portfolio Manager, Franklin	January 1, 2008	Portfolio Manager/Research Analyst of Franklin since 2001, Senior Vice President of Franklin since 2007
	Canyon Chan Senior Vice President and Portfolio Manager, Franklin Templeton Fixed Income Group	August 15, 2012	Senior Vice President and Portfolio Manager Franklin Templeton Fixed Income Group since 2007

Please retain this supplement for future reference.

F77591 8-2012